Exhibit 10.2

THIS WARRANT AND THE SECURITIES UNDERLYING THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH SECURITIES ACT, ANY APPLICABLE STATE SECURITIES LAWS AND THE RULES AND REGULATIONS THEREUNDER.

AVRA SURGICAL ROBOTICS, INC.

WARRANT

TO PURCHASE COMMON STOCK OF THE COMPANY

Warrant No. ___	Issue Date: July 3, 2013

FOR VALUE RECEIVED, AVRA SURGICAL ROBOTICS, INC., a Delaware corporation (the “Company”), grants the following rights to the purchaser executing a signature page attached hereto, and its permitted assigns, heirs, executors and administrators (individually and collectively, the “Holder”), as of the date first written above (“Issue Date”).  This warrant (the “Warrant”) has been issued by the Company pursuant to the terms and conditions of a Letter Agreement, dated June 26, 2013 (the “Letter Agreement”) by and between the Company and the Holder.

Section 1.                      Grant.

The Holder is hereby granted the right (collectively, the “Purchase Rights”), in accordance with the terms and conditions of this Warrant, from the date hereof until the expiration of the “Exercise Period” (as defined below), to purchase from the Company that number of fully paid and non-assessable shares of the Common Stock of the Company, set forth in Section 2 hereof, at the “Exercise Price” (as defined below), upon delivery of this Warrant to the Company with the Notice of Exercise form attached as Exhibit 1 hereto, duly executed, and upon tender of the Exercise Price for the shares of Common Stock to be purchased.

Section 2.                      Number of Shares of Common Stock Purchasable.

2.1           Subject to the other provisions of this Section 2, this Warrant entitles the Holder to purchase from time to time up to 150,000 shares (the "Warrant Shares") of the Company’s common stock, par value $.0001 per share (the “Common Stock”).

2.2           In case prior to the expiration of the Purchase Rights by exercise or by the terms of this Warrant, the Company shall undertake any reclassification, forward stock split, reverse stock split, stock dividend or any similar proportionately-applied change collectively, a “Reclassification”) of outstanding shares of Common Stock (other than a change solely in, of, or from par value), the Holder shall thereafter be entitled, upon exercise of this Warrant for the same total consideration as presently required, to purchase the kind and amount of shares of stock and other securities and property receivable upon such Reclassification by a holder of the number of shares of Common Stock which this Warrant entitles the Holder hereof to purchase immediately prior to such Reclassification.  Notice of any such Reclassification shall be given to the Holder pursuant to Section 12 hereof.

2.3           In case prior to the expiration of the Purchase Rights by exercise or by the terms of this Warrant, the Company shall determine to consolidate or merge with, or convey all, or substantially all, of its property or assets to, any other corporation or corporations, or dissolve, liquidate or wind up, then, as a condition precedent to such consolidation, merger, conveyance, dissolution, liquidation or winding up, notice shall be given to the Holder pursuant to Section 12 hereof and lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive from the Company or the successor corporation, as the case may be, upon the basis and upon the terms and conditions specified in this Warrant, in lieu of the shares of Common Stock of the Company theretofore purchasable upon the exercise of the Purchase Rights, such shares of stock, securities, or assets as may be issued or payable with respect to, or in exchange for, the number of shares of Common Stock of the Company theretofore purchasable upon the exercise of the Purchase Rights had such consolidation, merger, conveyance, dissolution, liquidation or winding up not taken place; and in any such event the rights of the Holder to an adjustment of the number of shares of Common Stock purchasable upon the exercise of the Purchase Rights as herein provided, shall continue and be preserved in respect of any stock or securities which the Holder becomes entitled to purchase.

Section 3.                      Exercise Period; Registration Statement Notice. The Purchase Rights represented hereby shall be exercisable in whole or in part from time to time after the date of issuance of this Warrant until 5:00 p.m. Eastern time on December 31, 2015 (the “Exercise Period”).

Section 4.                      Exercise. The Purchase Rights represented by this Warrant are exercisable upon the terms and conditions set forth herein at the option of the Holder in whole at any time and in part, but not for less than 100 shares at a time, at any time and from time to time during the Exercise Period upon the delivery of the Notice of Exercise form attached hereto as Exhibit 1 to the Company with such notice duly executed and upon payment in cash, wire transfer or bank cashier’s check of the Exercise Price.  The Purchase Rights shall be deemed to have been exercised, and the Holder shall be deemed to have become a stockholder of record of the Company for the purposes of receiving dividends and for all other purposes whatsoever with respect to the shares of Common Stock so purchased, as of the date of delivery of such properly executed Notice of Exercise accompanied by proper tender of the Exercise Price at the office of the Company.  As promptly as practicable on or after such date, and in any event within five (5) business days thereafter, the Company at its expense shall issue and deliver, or cause to be issued and delivered, to the person or persons entitled to receive the same, a certificate or certificates for the number of shares issuable upon such exercise.  In the event that this Warrant is exercised in part, the Company at its expense shall execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

Section 5.                      Exercise Price. The exercise price for each share of Common Stock issuable to the Holder hereunder shall be $5.00 per share, subject to adjustment as provided in Section 2 and otherwise herein (the “Exercise Price”).

Section 6.                      Company’s Warranties and Covenants as to Capital Stock. The Company has taken all action necessary and appropriate to properly authorize, reserve and issue those shares of Common Stock issuable to the Holder pursuant to this Warrant including an authorization of issuance and setting of exercise price.  The Common Stock deliverable on the exercise of the Purchase Rights represented hereby shall, when issued, be duly and validly issued, fully paid and nonassessable.  The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy the Purchase Rights..

Section 7.                      Transfer; Compliance With Securities Laws; Right of Company to Request Opinion of Counsel Confirming Such Compliance; Holder Responsible for Costs of Transfer Including Reasonable Counsel Fees. The Purchase Rights shall be registered on the books of the Company, which shall be kept by it at its principal office for that purpose.  This Warrant and the Common Stock issuable upon exercise of the Purchase Rights, may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee, including, if requested by the Company, an opinion of counsel satisfactory to the Company to the effect that the transfer or assignment is in compliance with applicable securities laws.  Subject to such compliance, the Purchase Rights shall be transferable on said books, in whole or in part, by the Holder in person or by duly authorized attorney upon surrender of this Warrant properly endorsed by the Holder executing the Permitted Transfer or Assignment Form attached hereto and made a part hereof as Exhibit 2.  All reasonable and documented costs associated with any transfer or assignment, including, without limitation, the reasonable fees of counsel to the Company shall be borne by the transferor or assignor.  The Company agrees that, while the Purchase Rights remain valid and outstanding, its stock transfer books shall not be closed for any purpose whatsoever except under arrangements which shall insure to persons exercising warrants or applying for transfer of stock all rights and privileges which they might have had or received if the stock transfer books had not been closed and they had exercised their Purchase Rights at any time during which such transfer book shall have been closed.

Section 8.                      Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock issuable upon the exercise of this Warrant or any portion thereof (and issuance of a replacement Warrant certificate in the event of partial exercise) shall be made without charge to the Holder hereof for any issue taxes or any other incidental expenses in respect of the issuance of such certificates to and in the name of the registered Holder of this Warrant, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant.  Certificates will be issued in a name other than that of the Holder upon the request of a Holder and payment by the Holder of any applicable transfer taxes and compliance with all applicable securities laws and with all applicable provisions of this Warrant including but not limited to Section 7 hereof.

Section 9.                      Exchange for Other Denominations. This Warrant is exchangeable for new certificates of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder in denominations designated by the Holder at the time of surrender.  In the event of the purchase, at any time prior to the expiration of the Exercise Period, of less than all of the shares of Common Stock purchasable hereunder, the Company shall cancel this Warrant upon surrender thereof, and shall promptly execute and deliver to the Holder hereof a new warrant of like tenor and date for the balance of the shares purchasable hereunder.

Section 10.                    Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable and documented expenses incidental thereto, and upon surrender of this Warrant, if mutilated, the Company shall promptly make and deliver a new warrant of like tenor and date, in lieu of this Warrant and cancel this Warrant.

Section 11.                  Registration Rights.

11.1           For purposes of this Section 11 the capitalized terms in this Section 11 shall have the following meanings:

(a)           “Family Member” means a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

(b)           “Holder” means the purchaser hereof and any of its respective successors and Permitted Assignees who acquire rights in accordance with this Warrant with respect to any Registrable Securities (defined below) directly or indirectly from the Holder or from any Permitted Assignee (defined below).

 (c)           “Permitted Assignee” means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, or (e) an entity that is controlled by, controls, or is under common control with a transferor.

(d)           “Registrable Securities” means the shares of Common Stock underlying this Warrant but excludes (i) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act, (ii) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act or (iii) any Registrable Securities that may be sold without volume limitations or other restrictions under Securities Act Rule 144 or successor rule thereof.

11.2           Piggyback Registration.

(a)           In the event the Company shall determine in its sole discretion to register with the SEC for sale any Common Stock, for its own account or for the account of others, other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their Family Members (including a registration on Form S-8) or (ii) a registration relating solely to a Securities Act Rule 145 transaction or a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event, the Company shall promptly give to the Holder (and in no event shall such notice be given less than ten (10) calendar days prior to the filing of such registration statement), and shall, include all of the Registrable Securities specified in a written request delivered by the Holder thereof within five (5) calendar days after receipt of such written notice from the Company. However, the Company may, without the consent of the Holder, withdraw such registration statement prior to its becoming effective if the Company or such other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby.

(b)           Notwithstanding the foregoing, if such registration undertaken by the Company is in connection with an underwritten public offering, and the underwriter in such public offering reasonably determines that inclusion of all of the Registrable Securities in such registration would be detrimental to the successful completion of the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holder, then (i) the number of Registrable Securities of the Holder included in such registration statement shall be reduced pro-rata among the holders of all Registrable Securities (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (ii) none of the Registrable Securities of the Holder shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holder than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

(c)           Notwithstanding the other registration obligations set forth herein, in the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale on a single registration statement, the Company agrees to promptly (i) inform the Holder thereof, (ii) use its commercially reasonable efforts to file amendments to the registration statement as required by the SEC and/or (iii) withdraw the registration statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the SEC  for the registration of all of the Registrable Securities in accordance with the SEC guidance, including without limitation, advocating that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415.  In the event the Company amends the registration statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or by SEC guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the registration statement, as amended, or the New Registration Statement.  The foregoing notwithstanding, if the Company is required to limit the number of shares that it can include on such resale registration statement or New Registration Statement by regulation or the requirements of the SEC or any exchange, then, notwithstanding any other registration rights of the Holder, the number of Registrable Securities to be included on such registration statement and New Registration Statement shall be allocated to those certain holders of securities as shall be determined by the Company, in its sole discretion.

11.3           Expenses. The Company shall bear all expenses incurred by the Company in compliance with the registration obligation of the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company incurred in connection with any registration, qualification or compliance pursuant to this Warrant and all underwriting discounts, selling commissions and expense allowances applicable to the sale of any securities by the Company for its own account in any registration. All underwriting discounts, selling commissions and expense allowances applicable to the sale by the Holder of Registrable Securities and all fees and disbursements of counsel for the Holder shall be borne by the Holder.

11.4           Indemnification.

(a)           To the extent permitted by law, the Company will indemnify the Holder, each of its officers, directors, agents, employees and partners, and each person controlling the Holder, with respect to each registration of Registrable Securities under the Securities Act and qualification of Registrable Securities under state securities laws effected pursuant to this Warrant, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document prepared and filed by the Company pursuant to which Registrable Securities were registered under the Act (including any related registration statement, notification or the like) incident to any such registration or qualification, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration or qualification, and subject to the provisions of this section below, will reimburse the Holder, each of its officers, directors, agents, employees and partners, and each person controlling the Holder, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided, however, that the Company will not be liable to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any failure of the Holder or his representatives to distribute Registrable Securities in accordance with applicable laws (including failure to deliver any required preliminary prospectus or final prospectus (or the final prospectus as amended and supplemented) at or before the written confirmation of the sale of such Registrable Securities); nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder, any such partner, officer, director, employee, agent or controlling person of the Holder, or any such underwriter or any person who controls any such underwriter. Notwithstanding the foregoing, the indemnity contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b)           To the extent permitted by law, the Holder will indemnify the Company, and its directors, officers, agents, employees and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, and their respective counsel against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any failure of Holder or its representatives to distribute Registrable Securities in accordance with applicable laws (including failure to deliver any required preliminary prospectus or final prospectus (or the final prospectus as amended and supplemented to the extent such amendment or supplement is timely provided to the Holder) as required by applicable law); or any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and its directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses as they are reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder for specific use in such registration statement, prospectus, offering circular or other document; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld or delayed.

(c)           Each party entitled to indemnification under this section (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided further that if counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party then the Indemnified Party may retain one separate counsel at the expense of the Indemnifying Party; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Warrant unless and only to the extent that such failure to give notice results in material prejudice to the Indemnifying Party.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.  Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

If the indemnification provided for in this section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Section 12.                    Notices Including Certificate of Company In Event of Adjustment.

(a)           Whenever the number of shares purchasable hereunder or Exercise Price shall be adjusted pursuant to Section 2 hereof, the Company shall issue a certificate signed by its Chief Financial Officer or its President or such other appropriate officer, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of shares purchasable hereunder or new Exercise Price after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b)           In case:

(i)           the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(ii)           of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

(iii)           of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company shall mail or deliver or cause to be mailed or delivered to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.  Such notice shall be mailed or delivered at least 15 business days prior to the date therein specified.

(c)           All notices, requests, consents and demands required by this Warrant shall be in writing and shall be personally delivered or mailed, postage prepaid, to the Company at:

AVRA SURGICAL ROBOTICS, INC.
c/o Stamell & Schager, LLP
1 Liberty Plaza, 23rd Floor
New York, NY 10006
Attn:  Jared Stamell

with a copy (which shall not constitute notice) to:

Richardson & Patel LLP
The Chrysler Building
405 Lexington Ave., 49th Floor
New York, New York 10174
Attn:  David Feldman, Esq.
Fax:  (917) 677-8165

and to the Holder at the address(es) set forth on the Holder's signature page or at such other address(es) as the Company or Holder may designate by ten (10) days advance written notice to the other party.

All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery with written verification of receipt.

Section 13.                    Miscellaneous. This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company.  This Warrant shall be binding upon the Company’s successors.  This Warrant shall be governed, construed and enforced in accordance with the laws of the State of Delaware.  In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.  This Warrant shall any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered on its behalf as of the Issue Date set forth above.

COMPANY:

AVRA SURGICAL ROBOTICS, INC.

By:
Barry F. Cohen
Chief Executive Officer and President

HOLDER:

______________________________________
Name

______________________________________
Signature

______________________________________
Capacity in which signed (if other than individual)

Holder Address:

______________________________________

______________________________________

______________________________________

______________________________________

EXHIBIT 1

NOTICE OF EXERCISE PURSUANT TO
ATTACHED WARRANT

_________, 20___

To:  AVRA SURGICAL ROBOTICS, INC.

(1)           The undersigned, the Holder of record of the attached Warrant of AVRA SURGICAL ROBOTICS, INC., hereby exercises the option granted by the Purchase Rights evidenced by the attached Warrant [and hereby tenders payment of the Exercise Price as determined by the Warrant] to purchase upon the terms set forth in such Warrant [________] shares of Common Stock, which constitutes all [or a portion] of the shares of Common Stock issued pursuant to the Purchase Rights represented by this Warrant of AVRA SURGICAL ROBOTICS, INC.  All capitalized terms used but not defined in this notice have the meanings assigned to such terms in the Warrant.

(2)           In exercising this Warrant, the undersigned hereby confirms and acknowledges that (a) the undersigned has complied with all terms and conditions of the Letter Agreement as defined in the Warrant, including the requirement that the Holder is an “accredited” investor, (b) the shares of the Common Stock to be issued are being acquired solely for investment and solely for the account of the undersigned, (c) the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws, and (d) as required under the terms of the Letter Agreement, the certificate or certificates representing said shares of Common Stock shall bear a restrictive legend prohibiting and restricting transfer of such shares except in compliance with applicable federal and state securities laws.

(3)           Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below.

(4)           Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned or in such other name as is specified below:

ATTEST:	HOLDER:

By:

Name:

Title:

(If certificates for Common Stock or new Warrants are requested in a name other than the undersigned, be advised that the delivery of the certificates and/or new Warrants will be delayed until the Company assures itself that such change is permitted under Section 7 of the Warrant that such change does not violate applicable federal and state securities laws.)

EXHIBIT 2

PERMITTED TRANSFER OR ASSIGNMENT FORM

NOTE: THIS ASSIGNMENT BEARS A RESTRICTIVE LEGEND BELOW

FOR VALUE RECEIVED, the undersigned Holder of record of this Warrant of AVRA SURGICAL ROBOTICS, INC. (the “Company”), which is dated ___________, hereby sells, assigns and transfers unto the Assignee named below all of the rights, including, without limitation, the Purchase Rights (as such term is defined in this Warrant) of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Transferee/Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint the Secretary of AVRA SURGICAL ROBOTICS, INC. to make such transfer on the books of AVRA SURGICAL ROBOTICS, INC., maintained for the purpose, with full power of substitution in the premises.

Attached hereto, if and to the extent requested by the Company, is an opinion of counsel that the assignment does not violate or is exempt from, any federal and state securities laws.  As provided in the Warrant, including but not limited to Section 7 of the Warrant, the Company may, in its sole discretion, decide whether such opinion is satisfactory, and Assignee and Holder agree to any reasonable delay in transfer caused by such evaluation and further acknowledge and agree that they shall bear all reasonable and documented costs associated with any transfer or assignment, including, without limitation, the reasonable fees of counsel to the Company shall be borne by the transferor or assignor.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.  Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale in violation of applicable securities laws.

Accordingly, the following restrictive legend is made applicable to this assignment (and to this Warrant and securities covered by this Warrant as assigned hereby to Assignee):

[INSERT RESTRICTIVE LEGEND]

This Assignment and this Warrant and the securities underlying this Warrant as assigned hereby, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered, sold or otherwise transferred, assigned, pledged or hypothecated in the absence of such registration or an exemption therefrom under such Securities Act, any applicable state securities laws and the rules and regulations thereunder.

Dated:	____________________________	HOLDER:

By:
Name:
Title:

Dated:	____________________________	ASSIGNEE:

By:
Name:
Title: